UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2008
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20278 Commission File Number	75-2274963 (I.R.S. Employer Identification No.)

1329 Millwood Road McKinney, Texas (Address of principal executive offices)		75069 (Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.	Results of Operations and Financial Condition.
     On February 5, 2008, Encore Wire Corporation, a Delaware corporation (the “Company”), issued an earnings release describing selected financial results of the Company for the fourth quarter of 2007 and the year ended December 31, 2007. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
     On February 5, 2008, the Company issued an earnings release describing selected financial results of the Company for the fourth quarter of 2007 and the year ended December 31, 2007. A copy of the Company’s earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Limitation on Incorporation by Reference:
     In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.
Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

99.1	February 5, 2008 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2007 and the year ended December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: February 5, 2008	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

99.1	February 5, 2008 Earnings Release by Encore Wire Corporation regarding results for the fourth quarter of 2007 and the year ended December 31, 2007.